UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 24, 2022

Quest Diagnostics Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation)

001-12215				16-1387862
(Commission File Number)				(I.R.S. Employer Identification No.)

500 Plaza Drive
Secaucus,	NJ			07094
(Address of principal executive offices)				(Zip Code)

		(973)	520-2700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DGX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2022, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company approved a special equity grant for Carrie Eglinton Manner, the Company’s Senior Vice President, Advanced Diagnostics, with the purpose of promoting the success of the Company’s management succession plan and to incent Ms. Eglinton Manner to achieve growth in revenues associated with the service offerings for which she has management responsibility in the Company’s Diagnostic Information Services business. The grant has a grant date fair value of $1,940,235 and was made pursuant to the Company’s Amended and Restated Employee Long-Term Incentive Plan. The grant consists of 50% performance shares and 50% restricted stock units, and does not provide for accelerated vesting upon qualifying retirement. Both the performance shares and the restricted stock units will cliff vest on the third anniversary of the grant date, subject to continued service and, in the case of the performance shares, achievement of performance goals related to compounded annual growth in revenues associated with the service offerings for which Ms. Eglinton Manner has management responsibility in the Company’s Diagnostic Information Services business, other than revenues associated with (i) COVID-19 testing and (ii) business acquisitions completed subsequent to January 1, 2022. The other terms of this grant, other than with respect to retirement and vesting, are substantially the same as those granted to the Company’s other executive officers.

On February 24, 2022, the Compensation Committee also approved an annual equity grant for Mark Guinan, the Company’s Executive Vice President and Chief Financial Officer, with a grant date fair value of $1,122,566 and terms that are substantially the same as the annual grants provided to the Company’s other executive officers, except that Mr. Guinan’s grant will accelerate vesting upon his retirement, provided that he successfully transitions the Chief Financial Officer responsibilities, as approved by the Company’s Chief Executive Officer. As Mr. Guinan will be retiring in 2022, the grant date fair value of the grant is approximately half of the grant date fair value of Mr. Guinan’s 2021 annual equity grant.

Item 9.01. Financial Statements and Exhibits

d.    Exhibit

104    The cover page from this current report on Form 8-K, formatted in Inline XBRL.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 1, 2022

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ William J. O'Shaughnessy, Jr.
William J. O'Shaughnessy, Jr.
Deputy General Counsel and
Corporate Secretary